Long-term Financing Obligations	12 Months Ended
Dec. 31, 2017
Long-term Financing Obligations
Long-term Financing Obligations

11.  Long-term Financing Obligations

In 2015, the Company signed non-cancellable contracts with a third party to construct facilities to produce wood chips for the use at the Company’s North Charleston and Roanoke Rapids paper mills for twenty years, with an annual purchase obligation of approximately $13.4 million.  The Company has evaluated these agreements and concluded that they represent in-substance leases under ASC 840, Leases.  In accordance with the special provisions discussed in ASC 840-40-55-15, language within the contracts result in the Company assuming a certain level of construction risk, and as such, the Company is considered the accounting owner of the assets during the construction period, even though these facilities are being constructed and financed entirely by the third party.  Accordingly, as the third-party incurred the construction project costs, the assets and corresponding financial obligation were recorded in plant, property and equipment, net and other liabilities in the Company’s consolidated balance sheets.  As of December 31, 2017 and 2016, $88.2 million and $46.6 million, respectively, for these facilities is included in property, plant and equipment, net.

Upon completion of each project, the Company evaluated if the in-substance leases met certain ‘sale-leaseback’ criteria under ASC 840.  The contract did not meet such requirements, which is the expectation for each of these contracts, and $82.2 million is recorded as a financing liability as of December 31, 2017.  Payments under these contracts are allocated between a reduction of the financing obligation and interest expense, utilizing an imputed interest rate in accordance with ASC 840.

The Company incurred $3.3 million of implicit interest expense on these long-term financing obligations for the year ended December 31, 2017.